Exhibit 99.1

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Local Corporation,	Case Number:	8:15-bk-13153 SC
dba Local.Com Corporation,	Operating Report Number:	6
Debtor(s).	For the Month Ending:	11/30/2015

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		9,222,501.11

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		6,859,935.77

3. BEGINNING BALANCE:		2,362,565.34

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing

Accounts Receivable - Pre-filing	5,062,956.89

General Sales

Other (Specify)

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		5,062,956.89

5. BALANCE:		7,425,522.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	3,324,206.16

TOTAL DISBURSEMENTS THIS PERIOD:***		3,324,206.16

7. ENDING BALANCE:		4,101,316.07

8. General Account Number(s):	XXXXX1477

Depository Name & Location:	Wells Fargo

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

GENERAL ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	11/30/2015	Balance on Statement:	$4,101,316.07

Plus deposits in transit (a):		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$4,101,316.07

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

I. CASH RECEIPTS AND DISBURSEMENTS

C. (Merchant Account)

1. TOTAL RECEIPTS PER ALL PRIOR MERCHANT ACCOUNT REPORTS		$4,679,457.53

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Merchant ACCOUNT REPORTS		$4,679,457.53

3. BEGINNING BALANCE:		$0.00

4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		$1,929,884.72

5. BALANCE:		$1,929,884.72

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		$1,929,884.72

7. ENDING BALANCE:		$0.00

8. Merchant Account Number(s):	XXX0049

Depository Name & Location:	Square 1 Merchant Account

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	$4,101,316.07

	Payroll Account:	$0.00

	Tax Account:	$0.00

*Other Accounts:	Merchant Account	$0.00

*Other Monies:

	**Petty Cash (from below):	$0.00

TOTAL CASH AVAILABLE:			$4,101,316.07

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:	465,460.75

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	75,776.55

State Withholding	26,113.49

FICA- Employer’s Share	13,388.30

FICA- Employee’s Share	13,388.30

Federal Unemployment

Sales and Use

Real Property

Other:

TOTAL:	128,666.64	0.00

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	2,554,462.35		2,552,278.43

31 - 60 days			606.02

61 - 90 days			221,497.06

91 - 120 days		322,454.56

Over 120 days		937,366.24

TOTAL:	2,554,462.35	1,259,820.80	2,774,381.51

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	3,000,000.00	10/18/2016	Full Paid

Worker’s Compensation	One Beacon	1,000,000.00	4/10/2016	Full Paid

Casualty	Hartford	5,764,000.00	10/18/2016	Full Paid

Vehicle	Hartford	1,000,000.00	10/18/2016	Full Paid

Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2015	256,888.91	1,625.00	1-Aug-2015	1,950.00	(325.00)

30-Sep-2015	5,102,390.35	13,000.00	2-Nov-2015	12,675.00	325.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

					0.00

		14,625.00		14,625.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Ken Cragun	7/6/2015	31,748.00	31,748.00

Scott Reinke	7/6/2015	30,806.73	30,806.73

Fred Thiel	7/6/2015	49,928.07	49,928.07

Payment of post-petition accrual of unpaid vacation:

Ken Cragun			10,952.61

Scott Reinke			9,596.41

Fred Thiel			14,516.76

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	2,292,415	11,937,119

Less: Returns/Discounts

Net Sales/Revenue	2,292,415	11,937,119

Cost of Goods Sold:
Beginning Inventory at cost

TAC	2,147,159	9,994,600

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	2,147,159	9,994,600

Gross Profit	145,256	1,942,519

Other Operating Income (Itemize)

Operating Expenses:

Payroll - Insiders	88,667	374,820

Payroll - Other Employees	492,307	1,928,941

Payroll Taxes	44,445	176,238

Benefits	60,932	258,071

Connectivity & Content	93,746	460,885

Credit Card Fees	2,650	49,284

Other Taxes (Itemize)		0

Depreciation and Amortization	343,195	1,442,651

Rent Expense - Real Property	65,167	145,450

Lease Expense - Personal Property	8,510	28,477

Insurance	6,403	27,409

Real Property Taxes		0

Telephone, Utilities, Office Expense	33,029	207,106

Repairs and Maintenance	4,977	33,267

Travel and Entertainment (Itemize)	0	0

Consulting	47,504	90,704

Advertising and Marketing	0	105,775

Miscellaneous Operating Expenses (Itemize)	0.00	0

Total Operating Expenses	1,291,532	5,329,077

Net Gain/(Loss) from Operations	(1,146,276)	(3,386,558)

Non-Operating Income:
Interest Income	0	0

Net Gain on Sale of Assets (Itemize)	0	0

Other (Itemize)-Impairment of goodwill and intangbiles	(18,490,134)	(18,490,134)

Total Non-Operating income	(18,490,134)	(18,490,134)

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize) - Winthrop Couchot	151,797	455,377

Stock Compensation	45,096	135,288

Other (Itemize)

Total Non-Operating Expenses	196,893	590,665

NET INCOME/(LOSS)	(19,833,303)	(22,467,357)

(Attach exhibit listing all itemizations required above)

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	4,101,316.07

Restricted Cash	0.00

Accounts Receivable	4,034,202.31

Inventory	0.00

Notes Receivable	0.00

Prepaid Expenses	824,833.00

Other (Itemize)

Total Current Assets		8,960,351.38

Property, Plant, and Equipment	22,678,977.00

Accumulated Depreciation/Depletion	(20,958,605.00)

Net Property, Plant, and Equipment		1,720,372.00

Other Assets (Net of Amortization):
Due from Insiders	0.00

Goodwill	0.00

Intangible Assets	1,399,628.00

Deposits	60,005.00

Other (Itemize)	0.00

Total Other Assets		1,459,633.00

TOTAL ASSETS		12,140,356.38

LIABILITIES

Post-petition Liabilities:

Accounts Payable	2,554,462.35

Taxes Payable	0.00

Notes Payable	0.00

Professional fees	0.00

Secured Debt	0.00

Other (Itemize)

Total Post-petition Liabilities		2,554,462.35

Pre-petition Liabilities:
Secured Liabilities	2,130,065.96

Priority Liabilities	162,082.23

Unsecured Liabilities	26,404,640.72

Deferred Revenue	112,462.00

Total Pre-petition Liabilities		28,809,250.91

TOTAL LIABILITIES		31,363,713.26

EQUITY:
Pre-petition Owners’ Equity	3,244,000.49

Post-petition Profit/(Loss)	(22,467,357.37)

Direct Charges to Equity	0.00

TOTAL EQUITY		(19,223,356.88)

TOTAL LIABILITIES & EQUITY		12,140,356.38

		(0.00)

Case 8:15-bk-13153-SC Doc 275 Filed 12/17/15 Entered 12/17/15 16:46:28 Desc

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization Held a Section 363 auction and hearing to confirm auction results

4.	Describe potential future developments which may have a significant impact on the case: Asset Purchase Agreement closed with Media.net on December 1, 2015

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☐	☐

I,

Kenneth S. Cragun, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

12/17/15	/s/ Kenneth S. Cragun
Date	Principal for debtor-in-possession